UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): February 29, 2016

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                     000 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 29, 2016 (the "Closing Date"), Empire Global Corp. (the "Company") closed a Securities Purchase Agreement (the "Agreement") with an unaffiliated private investor (the "Investor") to raise up to $750,000 in gross proceeds. The Agreement was initially for the sale of a convertible note (the "Note") with a principal amount of $600,000 (the "Principal Amount") due 12 months after the issue date (the "Due Date") bearing interest at a rate of 12% per annum due every three months after the Closing Date. A copy of the Agreement and the Note are filed herewith as Exhibit 10.1 and 10.2, respectively, and are incorporated by reference into this Item 1.01 and 2.03 of this Current Report.

The Investor may also purchase a convertible note with a principal amount of $150,000 with the same terms as the Note with a closing date of March 29, 2016.

The Company paid $60,000 in commission to the Company's placement agent related to the initial transaction (the "Fees").

The Company will have the option of prepaying the outstanding principal and unpaid interest (the "Note Obligations") in whole or in part, as follows:

 (a) At any time before 180 days after the date of the Note, the Company has the right to prepay the Note Obligations at 130% of the Note Obligations;

 (b) At any time after 180 days after the date of the Note, on any day that the average closing price for the Company's common stock over the previous ten trading days is:

     (i) below $1.30 per share, upon demand by the Investor, the Company is required to buy the Note in its entirety at 130% of the Note Obligations;
     (ii) between $1.30 and $2 per share, the Company has the right to buy up to 90% of the outstanding Note Obligations from the Investor at 130% of the Note Obligations;
     (iii) between $2 and $3 per share, the Company has the right to buy up to 50% of the outstanding Note Obligations from the Investor at 130% of the Note Obligations; or
     (iv) exceeds $3 per share, the Company has the right to buy up to 25% of the outstanding Note Obligations from the Investor at 140% of the Note Obligations.

The Investor may, at any time after 180 days after the date of the Note, convert any amount oustanding under the Note into shares of common stock of the Company at a price of $0.85 per share, subject to certain adjustments.

On the Closing Date the Company also issued to the Investor a Warrant to purchase shares of common stock of the Company (the "Warrant") and entered into a Registration Rights Agreement (the "Rights Agreement"). Pursuant to the terms of the Rights Agreement, the Company agreed to file a registration statement covering the resale of the shares of common stock into which the Note is convertible and the Warrant is exercisable.

Copies of the Warrant and Rights Agreement are filed herewith as Exhibit 4.1 and
10.3 respectively and are incorporated by reference into this Item 1.01 and
Item 3.02 of this Current Report.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The gross proceeds the Company received from the initial private placement closing was $600,000, less Fees of $60,000. As of the date of the Note, the Company is obligated on the Note issued to the Investor. The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company. For more information regarding the Note Obligations, please see Item 1.01 above.


Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Company issued to the Investor a Warrant to purchase 130,435 shares of the Company's common stock (the "Warrant Shares"). The Warrant is exercisable on a cash basis at a price of $1.15 per share for a period of three years and at any time the Warrant Shares are registered for resale in an effective registration statement filed with the Securities and Exchange Commission or, if not so registered, on a cashless basis subject as follows:

 (i) in the event that the Investor exercises the Warrant on a cashless basis, the Company will issue an additional warrant to purchase 65,218 shares of common stock in substantially identical form to the Warrant, except that such warrant must be exercised at $2 per share in cash for each two Warrant Shares exercised on a cashless basis.

 (ii) in the event that the price of the Company's Common Stock for a period of ten consecutive trading days, closes at more than $4.00 per share, the Company may accelerate the Investor's right to exercise the Warrant Shares remaining on a cashless basis.

The Investor is prohibited from owning more than 9.99% of the Company's outstanding shares pursuant to the Note and Warrants.

J.H. Darbie & Co. Inc. ("JHD") served as placement agent for the Company. The Company paid commissions of $60,000 to JHD for the initial closing and issued a warrant to purchase a number of shares of common stock equal to 10% of the aggregate Principal Amount at an exercise price based upon the last trade price of the Company's common stock on the closing date of the Agreement.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), for the private placement of these securities pursuant to Section 4(a)(2) of the Act since the transaction did not involve a public offering, the Investor is an accredited investor with access to information about the Company and its investment, the Investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.














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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description of Exhibit

10.1 Form of Securities Purchase Agreement by and among the Company and the Private Investor, dated January 17, 2016.

10.2         Form of Convertible Promissory Note issued to the Private Investor.

4.1 Form of Warrant to Purchase Shares of Common Stock issued to the Private Investor.

10.3         Form of Registration Rights Agreement.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  March 2, 2016.                    EMPIRE GLOBAL CORP.


                                     By:  /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer